Rule 497(c)
                                                               File # 333-00227

(Hennessey Balanced Fund Logo)

                                   PROSPECTUS
                                October 31, 1998

                                                            The Courtyard Square
                                                       750 Grant Ave., Suite 100
                                                                Novato, CA 94945
                                                                  (415) 899-1555
                                                                1 (800) 966-4354
                                                            Email: ejhmo@aol.com
                                                                  Symbol:  HBFBX

                             HENNESSY BALANCED FUND

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                   Suite 100
                           Novato, California  94945
                 Telephone:  (800) 966-4354 (FUND INFORMATION)
                      (800) 261-6950 (ACCOUNT INFORMATION)
                              Email: ejhmo@aol.com


THE HENNESSY FUNDS, INC. (THE "COMPANY") is an open end, non-diversified management investment company consisting of two separate portfolios. The Hennessy Balanced Fund, which is described in this Prospectus, is referred to as ("We" or the "Fund"). Our investment objective is capital appreciation and current income.

                                   PROSPECTUS
                                October 31, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated October 31, 1998, which is incorporated by reference in the Prospectus. Copies of the Statement of Additional Information will be provided without charge upon request to the Fund at the above address or telephone number. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


                               TABLE OF CONTENTS
                                                                    PAGE NO.
1. EXPENSES                                                             1
2. FINANCIAL HIGHLIGHTS                                                 2
3. INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS                      2
4. HYPOTHETICAL PAST PERFORMANCE                                        5
5. INVESTMENT RESTRICTIONS                                              5
6. REPORTS                                                              6
7. MANAGEMENT                                                           6
8. HOW WE DETERMINE THE FUND'S SHARE PRICE                              8
9. PURCHASING SHARES                                                    8
10.EXCHANGING SHARES                                                   10
11.REDEMPTIONS                                                         11
12.DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES                    13
13.DIVIDEND REINVESTMENT                                               14
14.RETIREMENT PLANS                                                    14
15.BROKERAGE TRANSACTIONS                                              14
16.GENERAL INFORMATION                                                 15
17.PERFORMANCE INFORMATION                                             16

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated October 31, 1998, and, if given or made, such information or representation may not be relied upon as having been authorized by The Hennessy Funds, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

1.  EXPENSES

  The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. IT SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. "Annual Operating Expenses" are based on the actual expenses for the fiscal year ended June 30, 1998 but have been restated to reflect the reduced investment advisory fee and 12b-1 fee rates in effect for the fiscal year ending June 30, 1999 and thereafter. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases                          None
Maximum sales load imposed on reinvested dividends               None
Deferred sales load                                              None
Redemption fee                                                   None (1)<F1>
Exchange fee                                                     None (1)<F1>

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fees                                                  0.60% (2)<F2>
12b-1 fees                                                       0.25% (2)<F2>
Other expenses                                                   0.79%
Total fund operating expenses                                    1.64% (2)<F2>


(1)<F1> A fee of $12.00 is charged for each wire redemption and a fee of $5.00 for each telephone exchange.

(2)<F2> Prior to July 1, 1998 the Fund's investment adviser received a management fee at the annual rate of 0.85% of the Fund's average net assets whereas the current rate is 0.60% of the Fund's Average net assets. Prior to July 1, 1998 the Fund's 12b-1 Plan permitted the Fund to pay 12b-1 fees of up to 0.75% of the Fund's average net assets whereas the maximum current rate is 0.25% of average net assets. During the fiscal year ended June 30, 1998, the Fund limited 12b-1 fees to 0.25% of the Fund's average net assets and the Adviser voluntarily waived its management fee to 0.60% of the Fund's average net assets. Absent these fee waivers and limitations, Management fees, 12b-1 fees, other expenses and total fund operating expenses for the Fund for the fiscal year ending June 30, 1998 would have been 0.85%, 0.75% and 2.39%, respectively.

EXAMPLE

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------   ------   ------  -------
You would pay the following
expenses on a $1,000 investment,
assuming (1) a 5% annual return
and (2) redemption at the end
of each time period:                       $17      $52      $89      $194

2.  FINANCIAL HIGHLIGHTS


  The financial highlights for the Fund have been audited by KPMG Peat Marwick LLP, independent certified public accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders. Further information about the performance of the Fund also is contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.

                                                                                               MARCH 8, 1996(1)<F3>
                                                                   YEAR ENDED     YEAR ENDED       THROUGH
                                                                  JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996
                                                                 -------------- --------------  --------------
PER SHARE DATA:
   Net asset value, beginning of period                              $11.67         $10.18         $10.00
   Income from investment operations:
   Net investment income                                               0.29           0.23           0.06
   Net realized and unrealized gains on securities                     0.73           1.55           0.12
                                                                     ------         ------         ------
      Total from investment operations                                 1.02           1.78           0.18
   Less Distributions:
     Dividends from net investment income                             (0.29)         (0.29)            --
     Dividends from realized capital gains                            (0.17)            --             --
                                                                     ------         ------         ------
      Total distributions                                             (0.46)         (0.29)            --
                                                                     ------         ------         ------
   Net asset value, end of period                                    $12.23         $11.67         $10.18
                                                                     ------         ------         ------
                                                                     ------         ------         ------
TOTAL RETURN                                                          8.80%         17.70%         1.80%(2)<F4>
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                          $23,496        $17,639        $ 6,866
   Ratio of net expenses to average net assets:
     Before expense reimbursement                                     2.39%          2.48%         4.04%(3)<F5>
     After expense reimbursement                                      1.64%          1.90%         1.90%(3)<F5>
   Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                     1.69%          1.84%         0.85%(3)<F5>
     After expense reimbursement                                      2.44%          2.41%         2.99%(3)<F5>
   Portfolio turnover rate                                           23.24%         20.01%            --(4)<F6>

(1)<F3>   Commencement of operations.
(2)<F4>   Not annualized.
(3)<F5>   Annualized.
(4)<F6> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

3.  INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS

  Our investment objective is capital appreciation and current income. We utilize a conservative investment strategy which results in our continuously investing approximately one-half of our portfolio in U.S. Treasury securities having a remaining maturity of approximately 1 year and the other half of our portfolio in the ten highest yielding common stocks in the Dow Jones Industrial Average ("DJIA")*<F7> in approximately equal dollar amounts. By utilizing this investment strategy, we seek to achieve total returns that in the long run will be substantially similar to that of the DJIA but with less risk and volatility. There can be no assurances that the Fund will not underperform the DJIA or that its net asset value will not decline.

------------------------
*<F7> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, The Hennessy Management Co., L.P., the Fund's investment adviser (the "Adviser"), or Edward J. Hennessy, Inc., the general partner to the Adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein relating thereto.

    The information below illustrates the total return for the Fund compared to that of the DJIA and the Merrill Lynch One Year Treasury Bill Index.

                       COMPARISON OF TOTAL RETURN (1)<F8>

                                                               MERRILL LYNCH
     YEAR ENDED             DJIA                FUND         ONE YEAR TREASURY
      JUNE 30,          TOTAL RETURN        TOTAL RETURN         BILL INDEX
    ------------       --------------     ---------------    ------------------
       1996(2)<F9>           0.24%               1.80%               1.55%
       1997                 38.59%              17.70%               6.22%
       1998                 18.71%               8.80%               5.80%

(1)<F8> Total return for the DJIA represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; and (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment). Total return for the DJIA does not take into consideration any brokerage commissions, expenses or taxes, and does not include reinvestment of dividends. Total return for the Merrill Lynch One Year Treasury Bill Index is the change in the level of the index during the measuring period. Total return for the Fund is the percentage change in the net asset value of the Fund's shares assuming reinvestment of dividends and reflecting all brokerage commissions and expenses paid by the Fund.
(2)<F9>  March 8, 1996 through June 30, 1996.

                                                               Merrill Lynch
                          Hennessy           Dow Jones       One Year Treasury
        Date           Balanced Fund     Industrial Average      Bill Index
        ----           -------------     -----------------   -----------------
      3/31/96              10,000            10,000               10,000
      6/30/96              10,181            10,089               10,155
      6/30/97              11,982            13,983               10,783
      6/30/98              13,036            16,637               11,385

This chart assumes an initial investment of $10,000, made on March 8, 1996. Fund performance reflects fee waivers made by the Adviser. In the absence of fee waivers the Fund's total return would have been reduced. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

  Twice monthly, the Adviser will determine the ten highest yielding common stocks in the DJIA. The Adviser will make this determination by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined in approximately equal dollar amounts. Unless we need to sell common stocks to fund redemption requests as hereinafter discussed, we will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA, common stocks that are no longer in the DJIA and common stocks received in reorganizations of companies in the DJIA.

  When we purchase common stock, we will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our portfolio will at all times consist of U.S. Treasury securities. Because approximately half of our portfolio will consist of short-term debt securities, it may not perform as well in the long term as a portfolio of common stocks.

  We rebalance our stock investments after they have been held for one year.
Any stock which is no longer one of the ten highest yielding common stocks will be sold and replaced with stocks which are. Additionally a portion of the stocks which remain in the portfolio may be sold such that after the rebalancing is completed, the rebalanced portion of our portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding common stocks in the DJIA in approximately equal dollar amounts. We anticipate rebalancing twice monthly with respect to the portfolio securities purchased one year earlier. Rebalancing our common stock investments more frequently would increase transaction costs. Our annual portfolio turnover rate will generally not exceed 100%.

  In an effort to minimize transaction costs, we may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. We will invest such accumulated funds in money market instruments such as U.S. Treasury securities with a remaining maturity of one year or less, repurchase agreements, commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.
We may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses we bear directly in connection with our own operations, as a shareholder of another investment company, we would bear our pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by our shareholders.

  When funding redemption requests, we will first utilize any accumulated funds described above. If it is necessary for us to sell portfolio securities to meet redemption requests, we will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of our total portfolio of common stocks. Again we may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

  Our investment allocations may be affected by the fact that we must meet the diversification requirements of the Internal Revenue Code and do not concentrate our investments. See "Investment Restrictions." Additionally, we will not invest more than 5% of our total assets in the common stock of any issuer that derives more than 15% of its revenue from securities-related activities, which limitation may affect our investment allocations.

4.  HYPOTHETICAL PAST PERFORMANCE

  The chart below illustrates the total return for each of the last twenty-five years of the DJIA and for a hypothetical portfolio consisting 50% of one-year Treasury bills and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, and the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Fund had been deducted.

                       COMPARISON OF TOTAL RETURN(1)<F10>

               DJIA TOTAL  MODEL PORTFOLIO                        DJIA TOTAL MODEL PORTFOLIO
   YEAR          RETURN      TOTAL RETURN            YEAR           RETURN     TOTAL RETURN
  -----        ----------   --------------          -----         ----------  --------------
   1973          -13.12%         4.64%               1986           26.91%        19.84%
   1974          -23.14%         2.73%               1987            6.02%         6.01%
   1975           44.40%        31.28%               1988           15.95%        14.99%
   1976           22.72%        20.24%               1989           31.71%        17.75%
   1977          -12.71%         2.75%               1990           -0.57%         0.10%
   1978            2.69%         3.21%               1991           23.93%        23.05%
   1979           10.52%        11.03%               1992            7.34%         5.71%
   1980           21.41%        19.52%               1993           16.72%        15.44%
   1981           -3.40%         9.39%               1994            4.95%         3.85%
   1982           25.79%        19.43%               1995           36.48%        20.45%
   1983           25.68%        23.66%               1996           28.57%        16.54%
   1984            1.06%         8.82%               1997           24.78%        13.70%
   1985           32.78%        19.34%                             -------       -------
                                                   Average          14.30%        13.34%

(1)<F10> Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury bills as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.

  The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty years. There is no assurance that the investment returns of the Fund will exceed that of the DJIA. See "Investment Strategy and Associated Risk Factors."

  The performance information shown above was compiled by the Adviser from statistical services, reports, or other sources believed by the Adviser to be reliable. Such information has not been verified by any third party and is unaudited.

  While the foregoing information is relevant to an investor's decision to invest in the Fund, investors should be aware that the Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that we (a) will reinvest dividends; (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.

5.  INVESTMENT RESTRICTIONS

  We have adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of our outstanding shares including the following restrictions:

     (1) We will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of our total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of our total assets may be invested without regard to these limitations. As such we are classified as a non-diversified investment company under the Investment Company Act of 1940. A non-diversified portfolio may be more volatile than a diversified portfolio.

     (2) We will not invest 25% or more of our total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

  A list of our policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, our investment objective, as well as other policies which are not deemed fundamental, may be modified by our Board of Directors without shareholder approval. Any change in our investment objective may result in our having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund.

6.  REPORTS

  As a shareholder of the Fund you will be provided at least semi-annually with a report showing the Fund's portfolio and other information. Annually, after the close of our June 30 fiscal year, you will be provided with an annual report containing audited financial statements.

  An individual account statement will be sent to you by Firstar Mutual Fund Services, LLC after each purchase, including reinvestment of dividends or redemption of our shares. You will also receive an annual statement after the end of the calendar year listing all your transactions in our shares during the year and a quarterly statement following the end of each calendar quarter listing year-to-date transactions.

  If you have questions about your account you may call Firstar Mutual Fund Services, LLC at (800) 261-6950. If you have general questions about the Fund or want more information, you may call us at (800) 966-4354 or write to us at THE HENNESSY FUNDS, INC., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary.

7.  MANAGEMENT

  As a Maryland corporation, the Company's business and affairs are managed under the direction and supervision of its Board of Directors. The Fund has entered into an investment advisory agreement (the "Agreement") with The Hennessy Management Co., L.P. (the "Adviser"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, under which the Adviser furnishes continuous investment advisory services and management to us. The Adviser is a California limited partnership organized on October 24, 1995 for the purpose of becoming our investment adviser. The general partner of the Adviser is Edward
J. Hennessy, Incorporated ("Hennessy"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director, controlling shareholder and the President of Hennessy. Mr. Hennessy is also a limited partner of the Adviser.

  Neil J. Hennessy is primarily responsible for the day-to-day management of our investment portfolio. He has held this responsibility since we commenced operations. Mr. Hennessy also has served as the Company's President and a member of its Board of Directors since its organization. Mr. Hennessy has been President of Hennessy since 1989. Mr. Hennessy is the portfolio manager of the Hennessy Leveraged Dogs Fund, the other portfolio of the Company.

  The Adviser supervises and manages our investment portfolio and, subject to such policies as the Company's Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without separate reimbursement from us (other than pursuant to our 12b-1 plan), furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining the Company's organization; bears all of our sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all of the Company's officers and directors (except the fees paid to our disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Adviser receives a monthly fee at the annual rate of 0.60% of the daily net assets of the Fund.

  We have adopted a Rule 12b-1 Plan (the "Plan") which authorizes payments by us in connection with the distribution of our shares at an annual rate, as determined from time to time by the Company's Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by us may be spent on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits us to employ a distributor of our shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of our shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. Initially all payments under the Plan will be made to the Adviser who as indicated above directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (We indirectly bear sales and promotional expenses to the extent we make payments under the Plan.) The Adviser has entered into an agreement with Hennessy pursuant to which it will reimburse Hennessy for expenses actually incurred by Hennessy in distributing shares of the Fund. Such payments to Hennessy are a permitted expenditure under the Plan.

  We will pay all of our expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing our registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering our shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.
We will also pay the fees of the Company's directors who are not officers, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of our assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

  We also have entered into an administration agreement (the "Administration Agreement") with Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares our financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains our financial and accounting records and generally assists in all aspects of our operations. The Administrator, at its own expense and without reimbursement from us, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from us a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of our average net assets, .04% of the next $400,000,000 of our average net assets, and .03% of our net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.

  Firstar Mutual Fund Services, LLC also provides transfer agency and accounting services for us. Firstar Bank Milwaukee, N.A., an affiliate of Firstar Mutual Fund Services, LLC, provides custodial services for us. Information regarding the fees payable by us to Firstar Mutual Fund Services, LLC for these services is provided in the Statement of Additional
Information.

8.  HOW WE DETERMINE THE FUND'S SHARE PRICE

  Our net asset value (or "price") per share is determined by dividing the total value of our investments and other assets less any liabilities, by the number of our outstanding shares. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 p.m. Central time). Purchase orders for our shares accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.

  Our common stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Company. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

9.  PURCHASING SHARES

  BY MAIL. Please complete and sign the New Account Application form accompanying this Prospectus and send it, together with your check or money order ($1,000 minimum), made payable to Hennessy Balanced Fund, TO: THE HENNESSY FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call Firstar Mutual Fund Services, LLC at (800) 261-6950 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by us as a result.

  BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Mutual Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

  BY WIRE. To establish a new account by wire please first call Firstar Mutual Fund Services, LLC, (800) 261-6950, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to us at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202
     ABA Number 075000022
     For credit to Firstar Mutual Fund Services, LLC
     Account Number 112-952-137
     For further credit to Hennessy Balanced Fund
     (Your account name and account number)

 ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $100) according to the aforementioned wiring instructions. You must notify Firstar Mutual Fund Services, LLC at (800) 261-6950 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.

  BY TELEPHONE. By using our telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have our shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of our shares. The minimum amount that can be transferred by telephone is $100.

  AUTOMATIC INVESTMENT. If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) you select and may be in any amount subject to a $100 minimum. You may establish this option and the telephone purchase option by completing the appropriate section of the New Account Application. Please call Firstar Mutual Fund Services, LLC at (800) 261-6950 if you have questions. Please wait three weeks before using the service.

  You pay no sales commissions when you purchase our shares, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. We do not issue stock certificates for shares purchased. Since certificates are not issued, you are relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption. You may also invest in the Fund by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to us or the Adviser. You will not be charged a fee when you purchase our shares through Hennessy. We may accept telephone orders from broker-dealers who we have previously approved. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Mutual Fund Services, LLC.

  ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY US, AND ARE NOT BINDING UNTIL
SO ACCEPTED. WE RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by retirement plans, or the Adviser's or Hennessy's employees and their family members. You will be advised at least 30 days in advance of any increases in such minimum amounts and our prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.

  PURCHASES THROUGH PROCESSING INTERMEDIARIES. You may purchase our shares through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified under the programs provided by Processing Intermediaries. The Fund may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary.

The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.

 Processing Intermediaries may charge fees or assess other charges for their services. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and not remitted to us or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Before investing in this manner, read the program materials provided by the Processing Intermediary together with the Prospectus. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

  Certain Processing Intermediaries that have entered into agreements with us may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. We may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If we do not receive payment within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.

10.  EXCHANGING SHARES

  Shares of any Hennessy Fund may be exchanged at any time for shares of another Hennessy Fund that is available for investment in your state. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $1,000 or more. You may open a new account or purchase additional shares by making an exchange from an existing Hennessy Fund account. New accounts will have the same registration as the existing accounts as well as the same privileges, unless otherwise specified. To exchange by telephone, you must follow the instructions under "Purchasing Shares -- By Telephone." You must obtain the prospectus for the appropriate Hennessy Fund, and you are advised to read it carefully, before authorizing any investment in shares of a Hennessy Fund.

  In addition to the ability to exchange among Hennessy Funds, you may exchange all or a portion of your shares for shares of the Firstar Money Market Fund (formerly known as Portico Money Market Fund). This fund is a no-load money market fund managed by Firstar Investment Research & Management Company, LLC, an affiliate of Firstar Mutual Fund Services, LLC. The Firstar Funds are unrelated to The Hennessy Funds, Inc. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the Firstar Money Market Fund, read the applicable prospectus. To obtain a prospectus for the Firstar Money Market Fund, call toll-free 1-800-261-6950. There is no charge for exchange transactions which are requested by mail. Firstar Mutual Fund Services, LLC will charge a fee for each exchange transaction involving the Firstar Money Market Fund that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

  BY MAIL.  To exchange your shares of the Fund into the Hennessy Leveraged
Dogs Fund or the Firstar Money Market Fund, complete and sign an application and mail it to:

                  Firstar Mutual Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI  53201

  You may also send the application via overnight courier to Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202.

  BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-800-261-6950. See "Redemptions" for instructions on how to authorize telephone transaction privileges. Exchanges made over the phone may only be made by the shareholder of record. Certain other limitations and conditions apply to all telephone transactions.

  OTHER INFORMATION ABOUT EXCHANGING SHARES. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Hennessy Leveraged Dogs Fund or the Firstar Money Market Fund, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year).
Your exchanges may be restricted or refused by the Fund if it receives or anticipates receiving simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below.

11.  REDEMPTIONS

  At any time during normal business hours you may request us to redeem your shares in whole or in part. Written redemption requests must be directed to THE HENNESSY FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to us at our corporate address, it will be forwarded to Firstar Mutual Fund Services, LLC, but the effective date of redemption will be delayed until the request is received by Firstar Mutual Fund Services, LLC. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A redemption request must be received in "Good Order" by Firstar Mutual Fund Services, LLC for the request to be processed. "Good Order" means the request for redemption must include:

   o Your letter of instruction specifying our name, your account number, and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

         TYPE OF REGISTRATION             REQUIREMENTS
         ---------------------            -------------
         Individual, Joint Tenants, Sole  Redemption request signed by all
         Proprietorship, Custodial        person(s) required to sign for the
         (Uniform Gift To Minors Act),    account, exactly as it is registered.
         General Partners

         Corporations, Associations       Redemption request and a
                                          corporate resolution, signed by
                                          person(s) required to sign for the
                                          account, accompanied by signature
                                          guarantee(s).

         Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required).

   o Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.

  If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Mutual Fund Services, LLC.

  The redemption price is the next determined net asset value after Firstar Mutual Fund Services, LLC receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in our portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Mutual Fund Services, LLC of the redemption request in "Good Order" unless we are requested to redeem shares for which we have not yet received good payment (e.g. cash, bank money order or certified check on a U.S. bank.) In such event we may delay the mailing of a redemption check until such time as we have assured ourself that good payment for the purchase price of the shares has been collected which may take up to 12 days or more. Wire transfers may be arranged through Firstar Mutual Fund Services, LLC, which will assess a $12.00 wiring charge against your account.

  You may redeem our shares by telephone. Effective November 1, 1997 the Fund changed its procedures regarding the establishment of the privilege to exchange and redeem shares by telephone. New Account Applications distributed after November 1, 1997 provide that shareholders automatically authorize these telephone privileges unless they check the box on the New Account Application to waive these privileges. If you established your account prior to November 1, 1997 or establish an account after that date but use the original New Account Application, you must check the appropriate box on the New Account Application as prior to November 1, 1997 we did not make this feature available to shareholders automatically. Once this feature has been established, you may redeem shares by phoning Firstar Mutual Fund Services, LLC at (800) 261-6950 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Mutual Fund Services, LLC. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $12.00 wire fee will apply.

  In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Mutual Fund Services, LLC. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

  We reserve the right to refuse a telephone redemption if we believe it is advisable to do so. Procedures for redeeming our shares by telephone may be modified or terminated by us at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.

  You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Mutual Fund Services, LLC by telephone, you may redeem shares by delivering the redemption request to Firstar Mutual Fund Services, LLC by mail as described above.

  If you select our systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $100 minimum. To select the systematic withdrawal option you must check the appropriate box on the New Account Application.

  We reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") may constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in our net asset value.

  If you purchased shares through programs of Processing Intermediaries that have entered into agreements with the Fund, you may be required to redeem your shares through such programs. Processing Intermediaries may become shareholders of record and use procedures and impose restrictions in addition to or different from those applicable to shares redeemed directly through the Fund. We may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. We may authorize one or more Processing Intermediaries to accept redemption requests on the Fund's behalf. In such event, the Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be the Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.

  Your right to redeem our shares will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

12.  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

  We intend to distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.

  We intend to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that we will not be subject to federal income tax to the extent our income is distributed to shareholders. Dividends paid by us from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Distributions paid by us from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned our shares. The IRS Restructuring and Reform Act of 1998 provides for a two-tiered tax rate structure for long-term capital gains dependent upon the holding period of the underlying financial instrument or capital asset. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Capital gains distributions may vary considerably from year to year.

  Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase our shares shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

  We will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of our shares is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.

  We are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your New Account Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
  The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

13.  DIVIDEND REINVESTMENT

  You may elect to have all income dividends and capital gains distributions reinvested in our shares or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Please refer to the New Account Application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all our shares registered in your name, including those previously purchased. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for a discussion of certain tax consequences.

  You may change an election at any time by notifying us in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. We may modify or terminate our dividend reinvestment program at any time on thirty days' notice to participants.

14.  RETIREMENT PLANS

  We offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

     o INDIVIDUAL RETIREMENT ACCOUNT ("IRA").
     o ROTH IRA
     o SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA).

  Contact us for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax adviser regarding these plans is recommended.

15.  BROKERAGE TRANSACTIONS

  The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of our portfolio securities. In placing purchase and sale orders for us, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Agreement permits the Adviser to cause us to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in our best interests. Although we do not initially intend to market our shares through intermediary broker-dealers, we may place portfolio orders with broker-dealers who recommend the purchase of our shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis. We may place portfolio orders with Hennessy if the quality of the transaction and the commissions are comparable to what they would be with other qualified brokerage firms.

16.  GENERAL INFORMATION

   The Company is organized as a Maryland corporation and was incorporated on January 11, 1996. Our Articles of Incorporation permit our Board of Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering two series of shares, each of which is a separate Fund. As a shareholder, you will be entitled: (1) to one vote per full share of Common Stock; (2) to such distributions as may be legally declared by the Company's Board of Directors; and (3) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares of either Fund, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Maryland law or the Investment Company Act of 1940 (e.g., approval of an investment advisory agreement).

  The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of the Fund.

  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

  Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

  All of our securities and cash are held by Firstar Bank Milwaukee, N.A. Firstar Mutual Fund Services, LLC serves as our transfer and dividend disbursing agent. KPMG Peat Marwick LLP serves as our independent accountants and will audit our financial statements annually. We are not involved in any litigation.

  The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

  The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

17.  PERFORMANCE INFORMATION

  We may provide from time to time in advertisements, reports to shareholders and other communications with shareholders our average annual total return. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, you should note that our annual total return for any one year in the period might have been greater or less than the average for the entire period. We may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in our share price and assuming reinvestment of dividends and distributions).

  We may also compare our performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) We may also compare our performance to the DJIA, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, and the Consumer Price Index.

  Our performance quotations represent our past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER
    The Hennessy Management Co., L.P.
    The Courtyard Square
    750 Grant Avenue, Suite 100
    Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER
SERVICING AGENT
    Firstar Mutual Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701
    (800) 261-6950

CUSTODIAN
    Firstar Bank Milwaukee, N.A.
    777 East Wisconsin Avenue
    Milwaukee, WI 53201-0701
    (414) 765-4321

DIRECTORS
    Neil J. Hennessy
    Brian A. Hennessy
    Robert T. Doyle
    Rodger D. Offenbach
    J. Dennis DeSousa

COUNSEL
    Foley & Lardner
    777 East Wisconsin Avenue
    Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
    777 East Wisconsin Avenue
    Milwaukee, WI 53202